UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously reported on a Form 8-K filed on May 26, 2011, at Kindred Healthcare, Inc.’s (“Kindred”) 2011 Annual Meeting of Stockholders, Kindred’s stockholders voted to approve an annual advisory vote with respect to compensation of Kindred’s named executive officers.

Pursuant to paragraph (d) of Item 5.07, this amendment to the previously-filed Form 8-K is being filed to report that, on June 7, 2011, the Kindred Board of Directors adopted the stockholder recommendation to have an annual advisory vote with respect to compensation of Kindred’s named executive officers. The next required advisory vote on the frequency of stockholder votes on executive compensation will occur at Kindred’s 2017 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

June 8, 2011	By:	/s/ Joseph L. Landenwich
		Name:	Joseph L. Landenwich
		Title:	Senior Vice President, Corporate Legal Affairs and Corporate Secretary